UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 15, 2005



                            SILVERSTAR HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                      0-27494                    N/A
(State or other jurisdiction     (Commission File Number)      (IRS Employer
         of incorporation)                                   Identification No.)


            CLARENDON HOUSE, CHURCH STREET, HAMILTON, HM CX, BERMUDA
             (Address of Principal Executive Offices with Zip Code)



       Registrant's telephone number, including area code: (441) 295-1422



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                                     Page 2


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On November 15, 2005, the Registrant issued a press release announcing financial results for the fiscal quarter ended September 30, 2005, attached hereto as Exhibit 99.1.

ITEM 7.01.        REGULATION FD DISCLOSURE.

            On November 15, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

            (c)    Exhibits

                   99.1 Press Release of the Registrant dated November 15, 2005.


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                                     Page 3



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 17, 2005

                                          SILVERSTAR HOLDINGS, LTD.


                                          By: /s/ Clive Kabatznik
                                              ----------------------------------
                                              Name:   Clive Kabatznik
                                              Title:  CEO